October 1, 2021

Summary

Prospectus

USAA EMERGING MARKETS FUND

Fund Shares (USEMX) ⬛ Institutional Shares (UIEMX) ⬛ Class A (UAEMX)

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund (including the Fund's Statement of Additional Information ("SAI") online at VictoryFunds.com. You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to VictoryMail@vcm.com. The Fund's statutory prospectus and SAI dated October 1, 2021, are incorporated hereby by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Investment Objective

The USAA Emerging Markets Fund (the "Fund") seeks capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Purchases on page 23 of the Fund's prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your investment professional.

Shareholder Fees

(fees paid directly from your investment)

	Fund	Inst.	Class
	Shares	Shares	A

Maximum Sales Charge (load)
Imposed on Purchases (as a
percentage of offering price)	None	None	5.75%

Maximum Deferred Sales Charge
(load) (as a percentage of the			None1
lower of purchase or sales price)	None	None

1A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.
	Shares	Shares	Class A

Management Fee	0.97%2	0.97%2	0.96%2
Distribution and/or Service
(12b-1) Fees	None	None	0.25%

Other Expenses	0.50%	0.32%	0.77%

Total Annual Fund Operating
Expenses	1.47%	1.29%	1.98%

Fee Waiver/ Reimbursement	(0.02%)	(0.03%)	(0.26%)

Total Annual Fund Operating	1.45%3	1.26%3	1.72%3
Expenses after Reimbursement

2The management fee (which is equal to an annualized rate of 1.00% of the Fund's average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on a share class' performance relative to the Lipper Emerging Markets Funds Index. Assets and performance are each measured over a rolling 36-month period (or number of months since the date of investment advisory agreement, if shorter). See Fund Management section for a description of the performance adjustment.

3Victory Capital Management Inc. (the "Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.48% of the Fund Shares, 1.29% of the Institutional Shares, and 1.75% of the Class A shares, through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or

(b)the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$148	$461	$799	$1,754

Inst. Shares	$128	$404	$702	$1,552

Class A	$740	$1,118	$1,541	$2,713

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

Principal Risks

The Fund's investments are subject to the following principal risks:

Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short- term or may last for extended periods.

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

Geographic Risk – The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests. As such, the Fund's performance could be more volatile than the performance of more geographically diversified funds.

Over-the-Counter Risk – The Fund also is subject to over-the- counter ("OTC") risk. OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks.

Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Class A shares. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund's most current performance information is available on the Fund's website at VictoryFunds.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares but not any difference in the fees and expenses.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

40%
33.29%

30%
22.90%

20%	16.75%

12.61%12.23%

10%

0%

-0.38%

-10%-7.10%

-14.12%

-20%

-19.88%

-23.79%

-30%

2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

The year-to-date return of the Fund Shares as of June 30, 2021, was 9.42%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	21.23%	June 30, 2020
Lowest Quarter Return	-26.53%	March 31, 2020

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after- tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years

Fund Shares

Return Before Taxes	16.75%	11.45%	1.61%

Return After Taxes on Distributions	16.66%	11.46%	1.59%

Return After Taxes on Distributions and Sale of Fund Shares	10.32%	9.32%	1.43%

Institutional Shares

Return Before Taxes	16.99%	11.70%	1.86%

Class A

Return Before Taxes	9.76%	9.90%	0.73%

Indexes

MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes
excluding foreign withholding taxes)	18.31%	12.81%	3.63%

Lipper Emerging Markets Funds Index (reflects no deduction for taxes)	20.52%	13.42%	4.22%

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment.

The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's Sophus Capital and Trivalent Investments ("Trivalent") investment franchises, its Victory Solutions platform, and Lazard Asset Management LLC ("Lazard"), which has been retained as a subadviser.

Portfolio Managers

Tenure with
	Title	the Fund

Michael Reynal	Chief Investment Officer,	Since 2019
Sophus Capital

Maria Freund	Portfolio Manager, Sophus	Since 2019
Capital

Robert D. Cerow	Equity Analyst, Trivalent	Since 2019

John W. Evers	Senior Portfolio Manager,	Since 2019
Trivalent

Mannik S. Dhillon,	President, VictoryShares and	Since 2019
CFA, CAIA	Solutions

Jai Jacob	Managing Director, Portfolio	Since 2012
Manager/Analyst, Lazard

James M. Donald,	Managing Director, Portfolio	Since 2012
CFA	Manager/Analyst, Lazard

Kevin O'Hare, CFA Managing Director, Portfolio		Since 2012
Manager/Analyst, Lazard

Stephen Marra, CFA Director, Portfolio Manager/		Since 2013
Analyst, Lazard

Purchase and Sale of Shares

Investment Minimums	Fund Shares	Inst. Shares	Class A

Minimum Initial
Investment	$3,000	$1,000,000	$2,500

Minimum Subsequent
Investments	$50	None	$50

You may purchase or sell Fund Shares any business day through the VictoryFunds.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts ("IRAs"), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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